STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007, as supplemented on October 29, 2007, October 1, August 15, June 28, and June 6, 2007

WELLS FARGO VARIABLE TRUST

Telephone: 1-800-222-8222

Wells Fargo Advantage VT Asset Allocation Fund

Wells Fargo Advantage VT C&B Large Cap Value Fund

Wells Fargo Advantage VT Discovery FundSM

Wells Fargo Advantage VT Equity Income Fund

Wells Fargo Advantage VT International Core Fund

Wells Fargo Advantage VT Large Company Core Fund

Wells Fargo Advantage VT Large Company Growth Fund

Wells Fargo Advantage VT Money Market Fund

Wells Fargo Advantage VT Opportunity FundSM

Wells Fargo Advantage VT Small Cap Growth Fund

Wells Fargo Advantage VT Small/Mid Cap Value Fund

Wells Fargo Advantage VT Total Return Bond Fund

Wells Fargo Variable Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about twelve series of the Trust in the Wells Fargo Advantage family of funds — the above referenced Funds (each, a “Fund” and collectively, the “Funds”). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds offer a single class of shares.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses (the “Prospectuses”) dated May 1, 2007. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2006 are hereby incorporated by reference to the Funds’ Annual Report. The Prospectuses and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266.

License Information about the S&P 500 Index

The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

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HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Select Funds (“Norwest”), the Board of Trustees of Life & Annuity Trust (“Annuity Trust”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Annuity Trust portfolios to certain Funds of the Trust (the “Reorganization”). Prior to September 17, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

In August and September 2004, the Boards of Directors of the Strong family of funds (“Strong”) and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

The Funds were created either as part of the reorganization of the Annuity Trust Family of Funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank” or the “Custodian”), and the Norwest Family of Funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex, or the reorganization of Strong, advised by Strong Capital Management, Inc. (“SCM”), and the Wells Fargo Advantage Funds, advised by Wells Fargo Funds Management, LLC (“Funds Management” or the “Adviser”) into a single mutual fund complex. The Reorganization followed the merger of the advisers’ parent companies. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

The chart below indicates the predecessor Annuity Trust, Norwest Advantage and Strong Funds, as applicable, that are the accounting survivors of the Wells Fargo Advantage Funds.

Wells Fargo Advantage VT Funds*	Predecessor Funds
Wells Fargo Advantage VT Asset Allocation Fund	Annuity Trust Asset Allocation Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund	Annuity Trust Equity Value Fund
Wells Fargo Advantage VT Discovery Fund	Strong Discovery Fund II
Wells Fargo Advantage VT Equity Income Fund	Norwest Advantage Income Equity Fund
Wells Fargo Advantage VT International Core Fund	N/A
Wells Fargo Advantage VT Large Company Core Fund	Annuity Trust Growth Fund
Wells Fargo Advantage VT Large Company Growth Fund	N/A
Wells Fargo Advantage VT Money Market Fund	Annuity Trust Money Market Fund
Wells Fargo Advantage VT Opportunity Fund	Strong Opportunity Fund II
Wells Fargo Advantage VT Small Cap Growth Fund	Norwest Advantage Small Company Stock Fund
Wells Fargo Advantage VT Small/Mid Cap Value Fund	Strong Multi Cap Value Fund II
Wells Fargo Advantage VT Total Return Bond Fund	N/A

*	Each of the Funds changed its name to include “VT” effective May 1, 2006.

The VT Asset Allocation Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Asset Allocation Fund. The predecessor Annuity Trust Asset Allocation Fund commenced operations on April 15, 1994.

The VT C&B Large Cap Value Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Equity Value Fund. The predecessor Annuity Trust Equity Value Fund commenced operations on May 1, 1998. The VT C&B Large Cap Value Fund changed its name from the Equity Value Fund to the C&B Large Cap Value Fund effective April 11, 2005.

The VT Discovery Fund commenced operations on April 11, 2005, as successor to the Strong Discovery Fund II. The predecessor Strong Discovery Fund II commenced operations on May 8, 1992.

The VT Equity Income Fund commenced operations on September 20, 1999, as successor to the Norwest Advantage Income Equity Fund. The predecessor Norwest Advantage Income Equity Fund commenced operations on May 6, 1996.

The VT International Core Fund commenced operations on July 3, 2000. The International Core Fund changed its name from the International Equity Fund to the International Core Fund effective April 11, 2005.

The VT Large Company Core Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Growth Fund. The predecessor Annuity Trust Growth Fund commenced operations on April 12, 1994. The VT Large Company Core Fund changed its name from the Growth Fund to the Large Company Core Fund effective April 11, 2005.

The VT Large Company Growth Fund commenced operations on September 20, 1999.

The VT Money Market Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Money Market Fund. The predecessor Annuity Trust Money Market Fund commenced operations on May 19, 1994.

The VT Opportunity Fund commenced operations on April 11, 2005, as the successor to the Strong Opportunity Fund II. The predecessor Strong Opportunity Fund II commenced operations on May 8, 1992.

The VT Small Cap Growth Fund commenced operations on September 20, 1999, as successor to the Annuity Trust Strategic Growth Fund and the Norwest Advantage Small Company Stock Fund. For accounting purposes, the Norwest Small Company Stock predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to September 20, 1999 are the financial highlights of the Norwest Small Company Stock Fund. The predecessor Norwest Small Company Stock Fund commenced operations on May 1, 1995.

The VT Small/Mid Cap Value Fund commenced operations on April 11, 2005, as the successor to the Strong Multi Cap Value Fund II. The predecessor Strong Multi Cap Value Fund II commenced operations on December 10, 1997. The VT Small/ Mid Cap Value Fund changed its name from the Mid Cap Value Fund to the VT Small/Mid Cap Value Fund effective May 1, 2006.

The VT Total Return Bond Fund commenced operations on September 20, 1999. The Fund changed its name from the Corporate Bond Fund to the Total Return Bond Fund effective May 1, 2003.

Fundamental Investment Policies

Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal 25% of the current value of the Fund’s total assets, provided that there is no limitation with respect to investment in (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and (ii) in municipal securities;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund’s ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities, and in the case of the VT Large Company Growth Fund, purchasing securities of an issuer which invests or deals in commodities or commodity contracts).

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(2) Each Fund may not invest or hold more than 15% (10% for the Money Market Portfolio) of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a “commodity pool operator” as defined by the Commodity Exchange Act.

(4) Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so-called “short positions”), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets, except the VT Asset Allocation Fund, will not buy futures contracts or write put options whose underlying value exceeds 50% of the Fund’s total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund’s total assets.

(5) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(6) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(7) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(8) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(9) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(10) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES

Asset-Backed Securities

Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations

Bank obligations include certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or “collateralized,” by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager’s performance.

Certain products that are similar in structure to CDOs include collateralized loan obligations (“CLOs”) and collateralized bond obligations (“CBOs”). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a “NRSRO”). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.

CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO’s collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.

Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.

CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the Securities and Exchange Commission (the “SEC”). As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”).

Classes, or “tranches,” of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.

In addition to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectuses, CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities; (ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and (iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.

Commercial Paper

Commercial paper (including variable amount master demand notes, see “Floating and Variable Rate Obligations” below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Asset-Backed Commercial Paper. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Convertible Securities

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Corporate Debt Securities.

Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or “call”

a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated “Baa” by Moody’s are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody’s are more fully described in the Appendix.

Custodial Receipts for Treasury Securities

These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions

Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations

Floating- and variable-rate obligations include obligations such as demand notes and bonds and may also purchase certificates of participation in such instruments. For the Money Market Fund, these obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Funding Agreements

A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled “Illiquid Securities”).

Guaranteed Investment Contracts

The Funds may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities

The VT Total Return Bond Fund is limited to purchasing no more than 5% of its net assets in high-yield securities. High yield securities (also known as “junk bonds”) are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Loan Participations

Loan participations (sometimes called “bank loans”) are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments

Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities

Mortgage-Backed Securities (“MBS”). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see “Asset-Backed Securities” section) and represent interests in “pools” of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively “passed through” to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations (“CMOs”), adjustable rate mortgage securities (“ARMs”) and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

CMOs. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) or Federal National Mortgage Association (“FNMA” or “Fannie Mae”). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first “passed through” to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

Adjustable Rate Mortgages (“ARMS”). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veterans Affairs (“VA”), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. Mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Backed Securities. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund’s investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

Credit Risk. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Fund’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder’s federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund’s portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

The U.S. Supreme Court has agreed to review a state court’s decision that held that a statute that exempts interest on in-state municipal instruments from state income taxes, while taxing interest on out-of-state municipal instruments, violates the Commerce Clause of the U.S. Constitution. More than 40 states similarly exempt interest on in-state municipal securities, while taxing interest on out-of-state municipal instruments.

If the U.S. Supreme Court affirms this decision, most states likely will have to revisit the way in which they treat the interest on municipal bonds. This could result in interest earned on securities held by a state-specific fund becoming taxable, thereby impacting the tax status of state-specific fund distributions for state tax purposes, potentially even retroactively, as well as causing a decline in the value of such securities. The value of state-specific fund shares in turn, and of municipal bond funds in general, could also decline as a result. The state-specific funds might need to revise substantially their investment objectives, principal investment strategies and/or investment policies. The U.S. Supreme Court is expected to hear this case during its next term, which begins in October 2007.

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Stripped Securities

The VT Total Return Bond Fund is limited to investing up to 10% of its total assets in stripped mortgage-backed securities. Stripped securities include Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”), and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Supranational Agency Securities

Debt security investments may include the debt securities of “supranational” entities if the adviser believes that the securities do not present risks inconsistent with a Fund’s investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Synthetic Convertible Securities

“Synthetic” convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations

Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veterans Affairs (“VA”). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture’s Rural Housing Service (“RHS”) and the Department of Housing and Urban Development’s Office of Public and Indian Housing (“PIH”). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities

These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES

Derivative Securities

Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate (“LIBOR”), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading “Futures and Options Contracts” below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

An investment is often made in derivative securities as a “hedge” against fluctuations in the market value of the other securities in a Fund’s portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations. If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund’s investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund’s investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

A Fund’s use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate “cover” in compliance with the SEC rules limiting the use of leverage.

Futures and Options Contracts

In General. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are not subject to registration or regulation as such under the CEA.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Fund’s custodian in an amount not less than the exercise price of the option at all times during the option period.

A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of futures and options in which a Fund may invest.

Stock Index Options. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund’s portfolio securities which are the subject of the transaction.

Future Developments. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund’s investment objective and legally permissible for the Fund.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS

Emerging Market Securities

The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust (“REIT”) securities. The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Obligations and Securities

Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contact to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contacts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser’s judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Investment in foreign securities may also be made through American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES

The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings

Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Smaller Company Securities

Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES

Borrowing

Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. A Fund will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities

Securities not registered under the Securities Act of 1933, as amended (the “1933 Act”), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% (10% for the Money Market Portfolio) of its net assets in illiquid securities.

Loans of Portfolio Securities

Each Fund, except the VT Money Market Fund, may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies

A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund’s non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

iShares. iShares Trust and iShares, Inc. (“iShares”) are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

The VT International Core Fund is authorized to purchase shares of an iShares Fund in excess of the 3% limit noted above. Although the Fund may invest in an iShares Fund in excess of the 3% limit, it may not purchase shares of any iShares Fund if, after such purchase, it would own more than 20% of the outstanding shares of the iShares Fund.

Privately Issued Securities

Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are “illiquid” are subject to a Fund’s policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales “against the box” means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Unrated Investments

Except for the VT Money Market Fund, the Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. The VT Money Market may purchase such instruments only in accordance with the Funds’ procedures adopted by the Board in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Organization and Management of the Funds.”

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 144 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

Name and Age	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES

Thomas S. Goho, 65	Trustee, since 1987	Education Consultant to the Director of the Institute for Executive Education of the Babcock Graduate School of Management of Wake Forest University. Prior thereto, the Thomas Goho Chair of Finance of Wake Forest University, Calloway School of Business and Accountancy, from 2006-2007 and Associate Professor of Finance from 1999-2005.	N/A

Peter G. Gordon, 65	Trustee, since 1998, Chairman, since 2001.	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 74	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A

Olivia Mitchell, 54	Trustee, since 2006	Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania. Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center. Research Associate, National Bureau of Economic Research.	N/A

Timothy J. Penny, 55	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 67	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEE

J. Tucker Morse, 63	Trustee, since 1987	Private Investor/Real Estate Developer. Prior thereto, Chairman of Whitepoint Capital, LLC until 2004.	N/A

OFFICERS

Karla M. Rabusch, 48	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.	N/A

Stephen Leonhardt, 48	Treasurer, since 2007	Vice President and Manager of Fund Audit, Reporting and Tax for Wells Fargo Funds Management, LLC since 2007. From 2002 to 2004, Controller for Sungard Transaction Networks. Chief Operating Officer for UMB Fund Services, Inc. from 2004 to 2005. Director of Fund Administration and SEC Reporting for TIAA-CREF from 2005 to 2007.	N/A

C. David Messman, 47	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.	N/A

Dorothy Peters, 45	Chief Compliance Officer, since 2004	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2004. Chief Compliance Officer for Wells Fargo Funds Management, LLC from 1997 to 2002. In 2002, Ms. Peters left Wells Fargo Funds Management, LLC to pursue personal goals.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]

Basis of Interestedness. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. The Independent Trustees are the members of the Trust’s Governance Committee and Audit Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and did not meet during the Funds’ most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met five times during the Funds’ most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

Compensation. Prior to January 1, 2007, each Trustee received an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also received a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $34,000 annual retainer and the Chairperson of the Audit Committee received an additional $12,000 annual retainer, for the additional work and time devoted by the Chairpersons.

Effective January 1, 2007, each Trustee receives an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended December 31, 2006, the Trustees received the following compensation:

Compensation Table

Fiscal Year Ended December 31, 2006

	Interested Trustee	Independent Trustees
Fund	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Olivia Mitchell	Timothy J. Penny	Donald C. Willeke
VT Asset Allocation	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT C&B Large Cap Value	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT Discovery	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT Equity Income	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT International Core	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT Large Company Core	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT Large Company Growth	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT Money Market	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT Opportunity	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT Small Cap Growth	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT Small/Mid Cap Value	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
VT Total Return Bond	$1,169	$1,254	$1,408	$1,158	$1,169	$1,169	$1,169
Total Compensation from the Fund Complex[1]	$166,000	$178,000	$200,000	$164,500	$166,000	$166,000	$166,000

[1]	Includes Trustee compensation received by other funds within the entire Fund Complex as of the Fund’s fiscal year end (consisting of 142 funds).

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2006, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex

Calendar Year Ended December 31, 2006

	Interested Trustee	Independent Trustees
Fund	J. Tucker Morse	Thomas S. Goho	Peter G. Gordon	Richard M. Leach	Olivia Mitchell	Timothy J. Penny	Donald C. Willeke
VT Asset Allocation	$0	$0	$0	$0	$0	$0	$0
VT C&B Large Cap Value	$0	$0	$0	$0	$0	$0	$0
VT Discovery	$0	$0	$0	$0	$0	$0	$0
VT Equity Income	$0	$0	$0	$0	$0	$0	$0
VT International Core	$0	$0	$0	$0	$0	$0	$0
VT Large Company Core	$0	$0	$0	$0	$0	$0	$0
VT Large Company Growth	$0	$0	$0	$0	$0	$0	$0
VT Money Market	$0	$0	$0	$0	$0	$0	$0
VT Opportunity	$0	$0	$0	$0	$0	$0	$0
VT Small Cap Growth	$0	$0	$0	$0	$0	$0	$0
VT Small/Mid Cap Value	$0	$0	$0	$0	$0	$0	$0
VT Total Return Bond	$0	$0	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities Of Fund Complex[1]	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

[1]	Includes Trustee ownership in shares of other funds within the entire Fund Complex as of the calendar year end (consisting of 142 funds).

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2006, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee
VT Asset Allocation Fund	First $500M	0.55%
	Next $500M	0.50%
	Next $2B	0.45%
	Next $2B	0.425%
	Over $5B	0.40%
VT C&B Large Cap Value Fund	First $500M	0.55%
	Next $500M	0.50%
	Next $2B	0.45%
	Next $2B	0.425%
	Over $5B	0.40%

Fund	Fee
VT Discovery Fund	First $500M	0.75%
	Next $500M	0.70%
	Next $2B	0.65%
	Next $2B	0.625%
	Over $5B	0.60%
VT Equity Income Fund	First $500M	0.55%
	Next $500M	0.50%
	Next $2B	0.45%
	Next $2B	0.425%
	Over $5B	0.40%
VT International Core Fund	First $500M	0.75%
	Next $500M	0.70%
	Next $2B	0.65%
	Next $2B	0.625%
	Over $5B	0.60%
VT Large Company Core Fund	First $500M	0.55%
	Next $500M	0.50%
	Next $2B	0.45%
	Next $2B	0.425%
	Over $5B	0.40%
VT Large Company Growth Fund	First $500M	0.55%
	Next $500M	0.50%
	Next $2B	0.45%
	Next $2B	0.425%
	Over $5B	0.40%
VT Money Market Fund	First $1B	0.30%
	Next $4B	0.275%
	Over $5B	0.250%
VT Opportunity Fund	First $500M	0.75%
	Next $500M	0.70%
	Next $2B	0.65%
	Next $2B	0.625%
	Over $5B	0.60%
VT Small Cap Growth Fund	First $500M	0.75%
	Next $500M	0.70%
	Next $2B	0.65%
	Next $2B	0.625%
	Over $5B	0.60%
VT Small/Mid Cap Value Fund	First $500M	0.75%
	Next $500M	0.70%
	Next $2B	0.65%
	Next $2B	0.625%
	Over $5B	0.60%
VT Total Return Bond Fund	First $500M	0.45%
	Next $500M	0.40%
	Next $2B	0.35%
	Next $2B	0.325%
	Over $5B	0.30%

For the fiscal year ends indicated below, the Funds listed below paid the following advisory fees and the investment adviser waived the indicated fees:

Fund	Year Ended 12/31/06		Year Ended 12/31/05				Year Ended 12/31/04
Fees Paid	Fees Paid	Fees Waived	Fees Paid		Fees Waived		Fees Paid	Fees Waived
VT Asset Allocation	$1,567,645	$50,485	$1,617,449		$123,330		$1,642,548	$55,349
VT C&B Large Cap Value	$114,614	$49,670	$111,956		$48,267		$109,524	$56,494
VT Discovery	$1,710,898	$149,497	$1,161,672	*	$141,620	*	see table below	see table below
VT Equity Income	$563,375	$42,539	$591,070		$57,920		$578,396	$37,664
VT International Core	$133,165	$183,082	$128,237		$128,237		$94,268	$118,006
VT Large Company Core	$91,762	$49,760	$134,891		$41,575		$170,086	$52,047
VT Large Company Growth	$574,814	$51,205	$527,267		$53,661		$505,026	$54,916
VT Money Market	$122,576	$36,936	$129,167		$41,851		$159,897	$77,937
VT Opportunity	$5,893,058	$1,005,300	$5,629,332	*	$1,169,918	*	see table below	see table below
VT Small Cap Growth	$1,285,849	$58,517	$1,181,809		$66,297		$1,138,352	$50,394
VT Small/Mid Cap Value	$103,810	$76,710	$112,053	*	$58,115	*	see table below	see table below
VT Total Return Bond	$378,793	$46,268	$317,656		$47,696		$288,022	$43,289

*	Figures for these Funds are for the period April 11, 2005 – December 31, 2005.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain Funds of the Trust. Prior to the reorganization, SCM served as the investment adviser to the predecessor portfolios of these Funds. For the period between January 1, 2005 and April 10, 2005 (the “Interim Period”), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

Fund	Average Daily Net Assets	Annual Rate (as a percentage of net assets)
VT Discovery Fund	N/A	1.00%
VT Small/Mid Cap Value Fund	0-4B	0.75%
VT Opportunity Fund	4-6B	0.725%
	>6B	0.70%

The table below shows the advisory fees paid by the predecessor portfolios of these Funds. For the periods indicated below, the predecessor portfolios paid the following advisory fees to the respective adviser referenced below.

	1/1-4/10/05 Funds Management		Year ended 12/31/04 - SCM
Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived
VT Discovery	$316,963	$12,039	$881,051	$17,548
VT Small/Mid Cap Value	$21,366	$21,366	$183,799	$4,844
VT Opportunity	$1,001,187	$1,00,187	$7,883,747	$216,769

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged Cooke & Bieler, L.P. (“C&B”), Matrix Asset Advisors, Inc. (“Matrix”), New Star Institutional Managers Limited (“New Star”), Peregrine Capital Management, Inc. (“Peregrine”), an affiliate of Funds Management, and Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust’s Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

For providing investment sub-advisory services to the Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund’s average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Sub-Adviser	Sub-Advisory Fees
VT Asset Allocation Fund	Wells Capital	First $100M	0.15%
	Management	Next $100M	0.125%
		Over $200M	0.10%
VT C&B Large Cap Value Fund	C&B	First $250M	0.45%
		Next $250M	0.40%
		Next $250M	0.35%
		Over $750M	0.30%
VT Discovery Fund	Wells Capital	First $100M	0.45%
	Management	Next $100M	0.40%
		Over $200M	0.35%
VT Equity Income Fund	Wells Capital	First $100M	0.35%
	Management	Next $100M	0.30%
		Next $300M	0.20%
		Over $500M	0.15%
VT International Core Fund	New Star	First $50M	0.35%
		Next $500M	0.29%
		Over $550M	0.20%
VT Large Company Core Fund	Matrix	First $50M	0.20%
		Over $50M	0.16%
VT Large Company Growth Fund	Peregrine	First $25M	0.56%
		Next $25M	0.45%
		Next $225M	0.375%
		Over $275M	0.225%
VT Money Market Fund	Wells Capital	First $1B	0.05%
	Management	Next $2B	0.03%
		Next $3B	0.02%
		Over $6B	0.01%
VT Opportunity Fund	Wells Capital	First $100M	0.45%
	Management	Next $100M	0.40%
		Over $200M	0.30%
VT Small Cap Growth	Wells Capital	First $100M	0.55%
	Management	Next $100M	0.50%
		Over $200M	0.40%
VT Small/Mid Cap Value	Wells Capital	First $100M	0.45%
	Management	Next $100M	0.40%
		Over $200M	0.35%

Fund	Sub-Adviser	Sub-Advisory Fees
VT Total Return Bond	Wells Capital	First $100M	0.20%
	Management	Next $200M	0.175%
		Next $200M	0.15%
		Over $500M	0.10%

Former Strong Funds. As discussed in the “Historical Fund Information” section, the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund’s average daily net assets.

Fund	Sub-Adviser	Fee
VT Discovery Fund	Wells Capital	First $200M	0.35%
VT Small/Mid Cap Value Fund	Management	Over $200M	0.30%
VT Opportunity Fund

Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

General. Each Fund’s Sub-Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or (ii) by the Trust’s Board, including a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Advisers.

Unaffiliated Sub-Advisers

Listed below is the aggregate dollar amount of sub-advisory fees paid by each Fund listed below to the respective unaffiliated sub-adviser for the last three fiscal years.

	Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04
Fund and Sub-Adviser	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Cooke & Bieler
VT C&B Large Cap Value Fund	$2,968,738	$0	$104,407	$0	$0	$0
New Star
VT International Core Fund	$22,227	$0	$10,712	$0	$32,858	$0
Matrix
VT Large Company Core Fund	$144,809	$0	$80,577	$0	$0	$0

Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled “Portfolio Managers.” The information in this section is provided as of December 31, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a “Portfolio Manager” and together, the “Portfolio Managers”). The Portfolio Managers (except for the VT Money Market Fund) manage the investment activities of the Funds on a day-to-day basis as follows.

Fund	Sub-Adviser	Portfolio Managers
VT Asset Allocation Fund	Wells Capital Management	Galen G. Blomster, CFA
Gregory T. Genung, CFA
Jeffrey P. Mellas

VT C&B Large Cap Value Fund	C&B	Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O’Connor, CFA
R. James O’Neil, CFA
Mehul Trivedi, CFA

VT Discovery Fund	Wells Capital Management	James M. Leach, CFA
Thomas J. Pence, CFA

VT Equity Income Fund	Wells Capital Management	Gary J. Dunn, CFA
Robert M. Thornburg

VT International Core Fund	New Star	Mark Beale
Brian Coffey
Richard Lewis

VT Large Company Core Fund	Matrix	David A. Katz, CFA

VT Large Company Growth Fund	Peregrine	John S. Dale, CFA
Gary E. Nussbaum, CFA

VT Opportunity Fund	Wells Capital Management	Ann M. Miletti
Richard T. Weiss

VT Small Cap Growth Fund	Wells Capital Management	Jerome “Cam” Philpott, CFA
Stuart Roberts

VT Small/Mid Cap Value Fund	Wells Capital Management	I. Charles Rinaldi

VT Total Return Bond Fund	Wells Capital Management	Thomas O’Connor, CFA
Troy Ludgood
Lynne Royer
William C. Stevens

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	6	$2.24B	1	$45.90M	242	$6.21B
Daren C. Heitman, CFA	6	$2.24B	1	$45.90M	242	$6.21B
Michael M. Meyer, CFA	6	$2.24B	1	$45.90M	242	$6.21B
James R. Norris	6	$2.24B	1	$45.90M	242	$6.21B
Edward W. O’Connor, CFA	6	$2.24B	1	$45.90M	242	$6.21B
R. James O’Neil, CFA	6	$2.24B	1	$45.90M	242	$6.21B
Mehul Trivedi, CFA	6	$2.24B	1	$45.90M	242	$6.21B
Matrix
David A. Katz, CFA	4	$849.00M	1	$10.00M	443	$834.00M
New Star

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Mark Beale	1	$8.40M	3	$422.38M	11	$2.24B
Brian Coffey	2	$33.82M	1	$79.28M	11	$451.84M
Richard Lewis	4	$810.52M	0	$0	10	$3.23B
Peregrine
John S. Dale, CFA	2	$3.70B	1	$248M	33	$2.08B
Gary E. Nussbaum, CFA	2	$3.70B	1	$248M	33	$2.08B
Wells Capital Management
Galen G. Blomster, CFA**	0	0	1	$557.00M	0	0
Gary J. Dunn, CFA	2	$1.03B	2	$135.80M	29	$636.80M
Gregory T. Genung, CFA	0	$0	3	$802.65M	4	$377.24M
James M. Leach, CFA	0	$0	0	$0	19	$2.50B
Troy Ludgood	5	$3.10B	3	$1.20B	37	$8.50B
Jeffrey P. Mellas	11	$6.04B	1	$520.00M	11	$4.79B
Ann M. Miletti	2	$3.17B	0	$0	19	$1.07B
Thomas O’Connor, CFA	5	$3.10B	3	$1.20B	38	$8.50B
Thomas J. Pence, CFA	5	$2.40B	0	$0	160	$6.50B
Jerome “Cam” Philpott, CFA	3	$628.70M	2	$64.50M	9	$1.17B
I. Charles Rinaldi	7	$3.93B	1	$5.50M	30	$644M
Stuart Roberts	3	$628.70M	2	$64.50M	9	$1.17B
Lynne Royer	5	$3.10B	3	$1.20B	37	$8.50B
William C. Stevens	5	$3.10B	3	$3.20B	46	$8.50B
Robert M. Thornburg	2	$1.03B	2	$135.80M	29	$636.80M
Richard T. Weiss	4	$4.20B	0	$0	30	$1.07B

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

*	Information current as of September 30, 2007.

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
C&B
Kermit S. Eck, CFA	0	$0	0	$0	3	$554.79M
Daren C. Heitman, CFA	0	$0	0	$0	3	$554.79M
Michael M. Meyer, CFA	0	$0	0	$0	3	$554.79M
James R. Norris	0	$0	0	$0	3	$554.79M
Edward W. O’Connor, CFA	0	$0	0	$0	3	$554.79M
R. James O’Neil, CFA	0	$0	0	$0	3	$554.79M
Mehul Trivedi, CFA	0	$0	0	$0	3	$554.79M
Matrix
David A. Katz, CFA	0	$0	1	$10.00M	4	$6.00M
New Star
Mark Beale	0	$0	0	$0	0	$0
Brian Coffey	0	$0	0	$0	0	$0
Richard Lewis	0	$0	0	$0	3	$1.41B

Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts Managed
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
Peregrine
John S. Dale, CFA	0	$0	0	$0	0		$0
Gary E. Nussbaum, CFA	0	$0	0	$0	0		$0
Wells Capital Management
Galen G. Blomster, CFA	0	$0	0	$0	0	$
Gary J. Dunn, CFA	0	$0	0	$0	0		$0
Gregory T. Genung, CFA	0	$0	0	$0	2		$1.04B
James M. Leach, CFA	0	$0	0	$0	0		$0
Troy Ludgood	0	0	0	0	2		$1.70B
Jeffrey P. Mellas	0	$0	0	$0	4		$1.07B
Ann M. Miletti	0	$0	0	$0	0		$0
Thomas O’Connor, CFA	0	$0	0	$0	2		$1.70B
Thomas J. Pence, CFA	0	$0	0	$0	0		$0
Jerome “Cam” Philpott, CFA	0	$0	0	$0	1		$246.70M
I. Charles Rinaldi	1	$46M	0	0	1		$70M
Stuart Roberts	0	$0	0	$0	1		$246.70M
Lynne Royer	0	0	0	$0	2		$1.70B
William C. Stevens	0	$0	0	$0	2		$1.70B
Robert M. Thornburg	0	$0	0	$0	0		$0
Richard T. Weiss	0	$0	0	$0	0		$0

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

Matrix. Matrix focuses solely on a large cap value strategy for all accounts and does not anticipate any conflicts of interest arising between the Fund and the investment strategy of other accounts due to the policies and procedures that are in place. Matrix maintains and follows the “MAA Client Trading Policy and Procedures” outlining the method of sequencing trade orders among clients, including Funds. All orders are aggregated to the extent feasible with the intent to achieve net best execution. The exception to this would be those accounts with directed brokerage. In general no priority is to be given to any brokerage house in terms of the timing of orders. Orders will be placed to maximize the number of clients and the number of shares that can be bought or sold for these clients without materially affecting the market and to minimize stock price movement. MAA makes every effort to maintain a fair order generation and allocation methodology favoring no client or client group and eliminating any perceived conflict of interest. Employee trading is governed by both Matrix’s Code of Ethics and Employee Trading Policy and Procedures. Employees are prohibited from buying or selling individual securities on the same day of the firm’s purchase or sale of the same security for any client, except in the case an employee has designated Matrix as their investment advisor and is thereby a client of the firm traded with other client accounts according to client trading policies and procedures. As MAA manages separate client accounts, a hedge fund and advises and sub-advises mutual funds and closed end funds, we are cognizant of the issues involved with managing and trading these different accounts. We have safeguards in place to ensure that no account is advantaged or disadvantaged versus the other accounts.

New Star. The Portfolio Managers may face inherent conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage mounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings, subject to their individual guidelines and restrictions. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the investment Advisers Act of 1 940 (the “Advisers Act’) to address potential conflicts associated with managing the Portfolios and any personal mounts the Portfolio Manager may maintain.

The Portfolio Managers of New Star may be subject to the potential conflicts of interests described above with their management of the Funds in relationship with their management of other accounts or registered investment companies, however, the investment process does not allow individual members of the team to authorized trades and further procedures are in place which are designed to ensure that all clients are treated fairly and equitably over time.

Peregrine. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

Wells Capital Management. Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated by their employing Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:

C&B Compensation. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm’s overall success.

Matrix Compensation. The Portfolio Manager is compensated using a fixed cash salary, an annual incentive bonus based on individual performance and overall company performance and profitability, which obviously subsumes individual account performance.

New Star Compensation. In addition to receiving a standard salary package which is broadly aligned to market rates, all investment professionals hold a significant number of shares or share options in New Star. The success of New Star is dependent on the ability of the investment professionals to deliver performance to investors and intermediaries. No individuals are rewarded solely based on their performance or by any reference to differing fund fee structures such as performance fees or differing tiered rates. Share or option participation rather than performance fees ensures that unnecessary risks on individual portfolios are not taken and that the key driver of the business, long term fund performance, is uppermost in their minds. They will ultimately only be rewarded if the business is successful and performance is good. Shares held by employees are subject to a lock-in arrangement, and may then be sold, progressively over the period to November 2009. Group life assurance and medical insurance is available to permanent employees.

Peregrine Compensation: Peregrine’s Portfolio Managers are compensated with a fixed cash salary containing an incentive component. The incentive component is based on the company’s revenue generated by the firm’s investment style. Revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. The Portfolio Managers are limited to 25 relationships or a predetermined level of assets under management, whichever occurs first, to enable the Portfolio Managers to be intimately involved in each relationship and ensure that size does not overwhelm investment opportunities. a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indicies. Performance based incentive compensation applies to all accounts. The strategy employed in the VT Large Company Growth Fund is compared to the Russell 1000® Index and the Lipper Large Cap Growth Average over one, three, and five years.

Wells Capital Management Compensation. Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance. Bonus allocations depend on fund performance, market share goals, individual job objectives and overall profitability of the business. Portfolio performance is measured against the following benchmarks over the length of time indicated:

Portfolio Manager	Benchmark	Length of Time
Galen G. Blomster, CFA	Tactical Equity Allocation Composite	One Calendar Year Period
Benchmark

Gary J. Dunn, CFA	Russell 1000 Value Index	One Calendar Year Period
Lipper Equity Income Funds Average

Gregory T. Genung, CFA	S&P 500 Index	One Calendar Year Period
S&P 500/Citigroup Pure Value Index
S&P 600 Index

James M. Leach, CFA	Russell Mid-Cap Growth Index	One Calendar Year Period
Russell 2500 Growth Index

Troy Ludgood	Lehman Brothers	One Calendar Year Period
U.S. Aggregate Bond Index
Lehman Brothers 1-3 Year
U.S. Government Index

Jeffrey P. Mellas	S&P 500 Index	One Calendar Year Period
Lehman Brothers 20+ U.S. Treasury
Index

Ann M. Miletti	Russell Midcap Index	One Calendar Year Period

Thomas M. O’Connor, CFA	Lehman Brothers	One Calendar Year Period
U.S. Aggregate Bond Index
Lehman Brothers 1-3 Year
U.S. Government Index

Thomas J. Pence, CFA	Russell 2500 Growth Index	One Calendar Year Period

Jerome “Cam” Philpott, CFA	Russell 2000 Growth Index	One Calendar Year Period

I. Charles Rinaldi	Russell 2500 Value Index	One Calendar Year Period

Stuart Roberts	Russell 2000 Growth Index	One Calendar Year Period

Lynne Royer	Lehman Brothers	One Calendar Year Period
U.S. Aggregate Bond Index
Lehman Brothers 1-3 Year
U.S. Government Index

William C. Stevens	Lehman Brothers	One Calendar Year Period
U.S. Aggregate Bond Index
Lehman Brothers 1-3 Year
U.S. Government Index

Robert M. Thornburg	Russell 1000 Value Index	One Calendar Year Period
Lipper Equity Income Funds Average

Richard T. Weiss	Russell Midcap Index	One Calendar Year Period

Beneficial Ownership in the Funds. None of the Portfolio Managers beneficially owned any of the Funds’ equity securities.

Administrator

The Trust has retained Funds Management (the “Administrator”), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

	Fee	Fee
	Prior to 8/1/04	Effective 8/1/04
Single Class	0.16%	First $5B	0.16%
		Next $5B	0.15%
		Over $10B	0.14%

Administrative Fees Paid. For the fiscal year ends shown in the table below, the Funds listed below paid the following administrative fees:

Fund	Year Ended 12/31/06	Year Ended 12/31/05		Year Ended 12/31/04
VT Asset Allocation	$470,729	$506,408		$493,933
VT C&B Large Cap Value	$47,792	$46,610		$48,296
VT Discovery*	$396,884	$275,467	*	See table below
VT Equity Income	$176,266	$188,797		$179,217
VT International Core	$67,466	$60,123		$45,285
VT Large Company Core	$41,171	$51,355		$64,620
VT Large Company Growth	$182,115	$168,997		$162,892
VT Money Market	$85,073	$91,210		$105,633
VT Opportunity	$1,520,074	$1,182,598	*	See table below
VT Small Cap Growth	$286,798	$266,262		$253,599
VT Small/Mid Cap Value	$38,511	$27,298	*	See table below
VT Total Return Bond	$151,133	$129,903		$117,799

*	Figures for these Funds are for the period April 11, 2005 – December 31, 2005.

Former Strong Funds. As discussed in the “Historical Fund Information” section, the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, Strong Investor Services, Inc. (“SIS”) served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.30% of the predecessor portfolio’s average daily net assets attributable to each class of shares. The table below shows the administrative fees paid by the predecessor portfolios to SIS and the respective amounts waived by SIS based on the fee rates described.

	1/1/05-4/10/05		Year Ended 12/31/04
Fund	Fees Paid	Fees Waived	Fees Paid		Fees Waived
VT Discovery Fund	$52,832	$0	N/A	*	N/A	*
VT Opportunity Fund	$1,890,570	$0	$255,091		$2,985,116
VT Small/Mid Cap Value Fund	$37,217	$0	$701		$74,756

*	The predecessor portfolio of the VT Discovery Fund did not pay administrative fees.

Distributor

Wells Fargo Funds Distributor, LLC (the “Distributor” or “WFFD”), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

The Funds have adopted a distribution plan (a “Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

Under the Plan and pursuant to the related Distribution Agreement, the shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority (“FINRA”) under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

DISTRIBUTION FEES

For the fiscal year ended December 31, 2006, the Funds listed below paid to the Distributor, pursuant to the Plan, the following fees for distribution-related expenses:

	Total	Printing & Mailing	Advertising Marketing Brochures	Underwriters Compensation	Broker/Dealer Compensation
VT Asset Allocation Fund	$735,802	$0	$0	$615,408	$120,364
VT C&B Large Cap Value Fund	$74,626	$0	$0	$20,859	$53,767
VT Discovery Fund	$620,226	$0	$0	$196,885	$423,341
VT Equity Income	$275,392	$0	$0	$121,839	$153,556
VT International Core Fund	$105,357	$0	$0	$92,916	$12,441
VT Large Company Core Fund	$64,370	$0	$0	$41,435	$22,935
VT Large Company Growth Fund	$284,659	$0	$0	$222,235	$62,424
VT Money Market Fund	$132,968	$0	$0	$104,001	$28,967
VT Opportunity Fund	$2,376,273	$0	$0	$1,920,413	$455,860

	Total	Printing & Mailing	Advertising Marketing Brochures	Underwriters Compensation	Broker/Dealer Compensation
VT Small Cap Growth Fund	$447,788	$0	$0	$420,623	$27,165
VT Small/Mid Cap Value Fund	$60,177	$0	$0	$20,755	$39,422
VT Total Return Bond Fund	$235,730	$0	$0	$216,160	$19,570

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”) located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily assets of each Fund, except for the VT International Core Fund, for which Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.10% of the average daily net assets of the Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

Average Fund Complex Daily Net Assets (excluding the Master Trust portfolio assets)	Annual Asset-Based Fees
First $85B	0.0051%
Over $85B	0.0025%

In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund’s share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions.

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the VT Asset Allocation, C&B Large Cap Value, Equity Income, International Core, Large Company Growth, Money Market, Small Cap Growth and Total Return Bond Funds on a continuous basis. Stephens did not receive commissions for providing underwriting services to the Trust. During the past three fiscal years, neither Stephens nor the Distributor, as appropriate, received any commissions for providing underwriting services to the Trust.

Former Strong Funds Prior to April 11, 2005, Strong Investments, Inc. (“SII”) served as the principal underwriter for the predecessor portfolios of the VT Discovery, VT Small/Mid Cap Value and VT Opportunity Funds. Only the predecessor portfolio to the Opportunity Fund, which offered Advisor Class shares, paid an annual 12b-1 fee to SII. From January 1, 2005 to April 10, 2005, SII retained $277,329 in 12b-1 fees paid by the predecessor VT Opportunity Fund.

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business, with the exception of Columbus Day and Veterans Day for the VT Total Return Bond Fund. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund’s shares.

Each Fund’s investments, except for those of the VT Money Market Fund, are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund’s assets that are invested in other mutual funds, the Fund’s NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

The VT International Core Fund uses an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Money Market Fund. The VT Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighed average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7 under the 1940 Act) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund’s NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding distributions or establishing a NAV per share by using available market quotations. It is the intention of the Fund to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a “Business Day”). The New York Stock Exchange is currently closed in observance of New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

Marketing and Shareholder Support Payments. Set forth below is a list of the member firms of FINRA to which the Adviser, the Funds’ Distributor or their affiliates expect (as of December 31, 2006) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders (“Marketing and Shareholder Support Payments”). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2006, are not reflected:

•	401(k) Investment Services, Inc.

•	A.G. Edwards & Sons, Inc.

•	Ameriprise Financial Services, Inc.

•	Bear, Stearns Securities Corp.

•	Charles Schwab & Co., Inc.

•	Citigroup Global Markets, Inc.

•	CitiStreet Advisors LLC

•	Fidelity Investments Institutional Services Company, Inc.

•	Financial Network Investment Corp.

•	GWFS Equities, Inc.

•	Hewitt Financial Services, LLC

•	ING Financial Partners, Inc.

•	Linsco/Private Ledger Corporation

•	Mellon Financial Markets, LLC

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated

•	Morgan Stanley DW, Inc.

•	MSCS Financial Services, LLC

•	Multi-Financial Securities Corporation

•	Pershing LLC

•	Prudential Investment Management Services, Inc.

•	Prudential Retirement Brokerage Services, Inc.

•	Raymond James & Associates, Inc.

•	RBC Dain Rauscher, Inc.

•	UBS Financial Services Inc.

•	Valic Financial Advisors, Inc.

•	Wachovia Securities, LLC

In addition to member firms of the FINRA, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds’ distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders.

The table below shows the Funds’ portfolio turnover rates for the two most recent fiscal years:

Fund	December 31, 2006	December 31, 2005
VT Asset Allocation	12%[1]	2%
VT C&B Large Cap Value	30%	106%[3]
VT Discovery	114%	144%
VT Equity Income	14%	23%
VT International Core	43%	53%
VT Large Company Core	19%	112%[4]
VT Large Company Growth	12%	11%
VT Money Market	N/A	N/A
VT Opportunity	41%	41%
VT Small Cap Growth	135%	128%
VT Small/Mid Cap Value	81%	112%
VT Total Return Bond	662%[2]	714%

[1]	The VT Asset Allocation Fund’s portfolio turnover rate increased in 2006 due to the implementation of the Fund’s Tactical Asset Allocation model.

[2]	Portfolio Turnover ratio excluding TBAs is 337%.

[3]	The VT C&B Large Cap Value Fund had a substantial asset transfer in the fiscal year ending in 2005, causing a higher turnover rate for that period.

[4]	Matrix assumed management of the Fund on April 11, 2005. Matrix’s repositioning of the Fund upon assuming management resulted in higher turnover and commissions in 2005.

Brokerage Commissions. For the three most recent fiscal years, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	12/31/06	12/31/05		12/31/04
VT Asset Allocation	$10,411	$8,357		$4,962
VT C&B Large Cap Value	$18,212	$42,672		$14,197
VT Discovery	$571,861	$804,914	[1]	See table below
VT Equity Income	$36,004	$75,616		$52,934
VT International Core	$51,874	$61,222		$1,144,575
VT Large Company Core	$20,338	$89,961	[2]	$54,172
VT Large Company Growth	$35,759	$24,330		$47,360
VT Money Market	$0	$0		$0
VT Opportunity	$1,189,503	$1,213,435	[1]	See table below
VT Small Cap Growth	$809,357	$934,276		$1,322,875
VT Small/Mid Cap Value	$118,987	$180,258	[1]	See table below
VT Total Return Bond	$0	$0		$0

[1]	Totals for these funds are for the period 4/11/05 - 12/31/05.

[2]	Matrix assumed management of the Fund on 4/1/05. Repositioning of the Fund upon taking over management resulted in higher turnover and brokerage commissions in 2005.

No commissions were paid to affiliated brokers during these time periods.

Former Strong Funds. For the fiscal year ends listed below, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Total Commissions

Fund	Period 1/1/05 - 4/10/05	Year Ended 12/31/04
VT Discovery	$132,867	$552,587

Fund	Period 1/1/05 - 4/10/05	Year Ended 12/31/04
VT Small/Mid Cap Value	$21,499	$110,188
VT Opportunity	$462,964	$1,835,976

Directed Brokerage Commissions. For the fiscal year ended December 31, 2006, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser/Fund	Commissions Paid	Transactions Value
Cooke & Bieler
VT C&B Large Cap Value	$14,001	$10,707,979
Matrix
VT Large Company Core	$10,791	$7,608,264
Peregrine
VT Large Company Growth	$31,863	$30,314,052
Wells Capital Management
VT Discovery	$85,704	$83,423,268
VT Equity Income	$18,648	$22,041,090
VT Opportunity	$230,509	$192,030,086
VT Small Cap Growth	$62,682	$36,347,146
VT Small/Mid Cap Value	$14,141	$3,555,015

Securities of Regular Broker-Dealers. The Funds are required to identify any securities of their “regular brokers or dealers” (as defined under the 1940 Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of December 31, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

Fund	Broker-Dealer	Amount
VT Asset Allocation	Bank of America Securities	$3,311,000
	Bear Stearns	$6,462,000
	Citigroup	$7,434,000
	Countrywide Securities	$364,000
	Goldman Sachs & Co.	$2,993,000
	Lehman Brothers Inc.	$763,000
	Merrill Lynch	$1,446,000
	Morgan Stanley & Co Inc.	$2,099,000
VT C&B Large Cap Value	Bank of America Securities	$957,000
	Bear Stearns	$123,000
	Citigroup	$108,000
	Goldman Sachs & Co.	$8,000
	Morgan Stanley & Co Inc.	$40,000
VT Discovery	Bank of America Securities	$118,000
	Bear Stearns	$1,042,000
	Citigroup	908,000
	Goldman Sachs & Co.	$68,000
	Morgan Stanley & Co Inc.	$337,000
VT Equity Income	Bank of America Securities	$3,368,000
	Bear Stearns	$10,000
	Citigroup	$5,119,000
	Goldman Sachs & Co.	$1,000
	Morgan Stanley & Co Inc.	$3,980,000
VT International Core	Barclay’s Capital, Inc.	$530,000

VT Large Company Core	Bank of America Securities	$824,000
	Bear Stearns	$110,000
	Citigroup	$1,110,000
	Goldman Sachs & Co.	$7,000
	Merrill Lynch & Co.	$521,000
	Morgan Stanley & Co Inc.	964,000
VT Large Company Growth	Bank of America Securities	$25,000
	Bear Stearns	$220,000
	Citigroup	$191,000
	Goldman Sachs & Co.	$10,734,000
	Morgan Stanley & Co Inc.	$71,000
VT Money Market	Bank of America Securities	$5,298,000
	Bear Stearns	$500,000
	Citigroup	$3,500,000
	Goldman Sachs & Co.	$2,000,000
	Lehman Brothers Inc.	$850,000
	Merrill Lynch & Co.	$500,000
VT Opportunity	Bank of America Securities	$489,000
	Bear Stearns	$4,322,000
	Citigroup	$3,767,000
	Goldman Sachs & Co.	$281,000
	Morgan Stanley & Co Inc.	$1,398,000
VT Small Cap Growth	Bank of America Securities	$670,000
	Bear Stearns	$5,925,000
	Citigroup	$5,165,000
	Goldman Sachs & Co.	$385,000
	Morgan Stanley & Co Inc.	$1,916,000
VT Small/Mid Cap Value	N/A
VT Total Return Bond	Bank of America Securities	$848,000
	Bear Stearns	$8,260,000
	Citigroup	$2,593,000
	Countrywide Securities	$450,000
	CS First Boston	$1,293,000
	Goldman Sachs & Co.	$1,309,000
	Lehman Brothers Inc.	$439,000
	Merrill Lynch & Co.	$963,000
	Morgan Stanley & Co Inc.	$1,891,000

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners regarding federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a RIC, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of December 31, 2006, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund	Capital Loss Carry- Forwards	Year Expires
VT C&B Large Cap Value Fund	$414,315	2010
	$1,929,288	2011
	$205,837	2012
VT Discovery Fund	$105,148,501	2008
	$94,527,114	2009
VT Large Company Core Fund	$13,921,527	2010
	$1,781,980	2011

Fund	Capital Loss Carry- Forwards	Year Expires
VT Large Company Growth Fund	$6,092,101	2009
	$14,881,364	2010
	$2,858,910	2011
	$1,003,450	2012
	$2,022,267	2013
VT Money Market Fund	$61	2014
VT Total Return Bond Fund	$523,334	2013
	$1,148,359	2014

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Taxation of Fund Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the

Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares, and (iii) thereafter, as capital gain. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

A Fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury Regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity), thereby potentially requiring such an entity which is allocated excess inclusion income, and which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions could have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. Except for exempt-interest dividends (defined below) paid by a Fund, all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent that the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

Federal Income Tax Rates. As of May 1, 2007, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Only dividends from direct investments will qualify; payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders.

Generally, for taxable years beginning before January 1, 2008, distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain dividends” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (“USRPIs,” defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting, and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Subject to certain exceptions, a “USRPI” is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain dividends. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

Special tax rules apply to distributions that a qualified investment entity (“QIE”) makes to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Taxation of a Separate Account of a Participating Insurance Company. Under the Code, the investments of a segregated asset account, such as the separate accounts of the Participating Insurance Companies, must be “adequately diversified” in order for the holders of the VA Contracts or VLI Policies underlying the account to receive the tax-favored treatment generally afforded holders of annuities or life insurance policies.

In general, the investments of a segregated asset account are considered to be “adequately diversified” only if: (i) no more than 55% of the value of total assets of the account is represented by any one investment; (ii) no more than 70% of the value of total assets of the account is represented by any two investments; (iii) no more than 80% of the value of total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of total assets of the account is represented by any four investments. A segregated asset account is also considered to be “adequately diversified” if it meets the RIC diversification tests described above and no more than 55% of the value of total assets of the account is attributable to cash, cash items (including receivables) government securities and securities of other RICs. However, U.S. Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a RIC for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the RIC. In particular, if the beneficial interests in the RIC are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such RIC is available exclusively through the purchase of a VA Contract of VLI Policy, then a segregated asset account’s beneficial interest in the RIC is not treated as a single investment. Instead a pro rata portion of each asset of the RIC is treated as an asset of the segregated asset account.

As indicated above, the Trust intends to continue to qualify each Fund as a RIC under the Code. The Trust also intends to cause each Fund to continue to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be “adequately diversified.” Accordingly, the Trust intends each separate account of the Participating Insurance Companies will be able to treat its interests in a Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the VA Contracts or VLI Policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

For information concerning the federal tax consequences for holders of VA Contracts and VLI Policies, such holders should consult the prospectuses and other materials used in connection with the issuance of their particular contracts or policies and should consult their own tax advisors.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•	Routine Items – Funds Management will generally vote for uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

•

Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management’s counsel interprets as applicable law.

•

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund’s voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds’ Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC’s Web site at www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust (“Funds Trust”), Wells Fargo Master Trust (“Master Trust”) and Wells Fargo Variable Trust (“Variable Trust”) (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term “portfolio holdings” means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term “portfolio holdings” includes cash investments, such as investments in repurchase agreements. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

A.	Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

B.	Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

C.	Fund of Funds Structure.

1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds’ Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.	A change to the underlying funds held by a Fund in a fund of funds structure in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to portfolio holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated (“Wells Capital Management”) shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds’ accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. Standard & Poor’s (“S&P”) and Moody’s Investors Services (“Moody’s”) receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds’ Web site.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as it deems appropriate, but not less often than annually, and make any changes that it deems appropriate.

CAPITAL STOCK

The Funds are twelve series of the Trust in the Wells Fargo Advantage Funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

The Trust’s series are authorized to issue a single class of shares with a 12b-1 fee and no sales load offered to participants of variable or annuity plans. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of the series’ operating expenses. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series offered.

All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectuses and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of April 5, 2007 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a Fund or 25% or more of the voting securities of a Fund.

5% OWNERSHIP AS OF APRIL 5, 2007

Fund	Address	Percentage of Fund
VT Asset Allocation
	IDS LIFE INSURANCE CORP 229 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	36.19	%(a)

	AMERICAN SKANDIA LIFE SAB PO BOX 883 SHELTON CT 06484-0883	33.27	%(b)

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN: DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	13.84%

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	10.35%
VT C&B Large Cap Value

	AMERICAN SKANDIA LIFE SAB PO BOX 883 SHELTON CT 06484-0883	53.37	%(b)

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN: DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	20.98%

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	17.29%

Fund	Address	Percentage of Fund
VT Discovery
	NATIONWIDE LIFE INSURANCE CO VARIABLE ACCOUNT II C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	29.58	%(c)

	FIDELITY INVEST S LIFE INS CO ATTN: LILIA KATSAS 82 DEVONSHIRE ST #R27A BOSTON MA 02109-3605	21.55%

	OHIO NATIONAL LIFE INSURANCE CO FOR THE BENEFIT OF ITS SEPARATE ACCOUNTS ATTN: DAWN CAINE 1 FINANCIAL WAY CINCINNATI OH 45242-5851	6.96%

	JEFFERSON NATIONAL LIFE INS ATTN: SEPARATE ACCOUNTS 9920 CORPORATE CAMPUS DR STE 1000 LOUISVILLE KY 40223-4051	5.55%
VT Equity Income

	AMERICAN SKANDIA LIFE SAB PO BOX 883 SHELTON CT 06484-0883	31.86	%(b)

	UNION SECURITY INSURANCE COMPANY ATTN: UNIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	25.37	%(d)

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	21.61%

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN: DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	18.15%

Fund	Address	Percentage of Fund
VT International Core

	IDS LIFE INSURANCE CORP 229 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	47.73	%(a)

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN: DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	30.44	%(e)

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	7.91%

	AMERICAN SKANDIA LIFE SAB PO BOX 883 SHELTON CT 06484-0883	6.47%

	IDS LIFE INSURANCE COMPANY OF NY 229 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	5.03%
VT Large Company Core

	AMERICAN SKANDIA LIFE SAB PO BOX 883 SHELTON CT 06484-0883	83.18	%(b)

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	8.33%
VT Large Company Growth

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION IDS TOWER 10 T11/125 MINNEAPOLIS MN 55440	50.77	%(f)

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN: DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	26.24	%(e)

	AMERICAN SKANDIA LIFE SAB PO BOX 883 SHELTON CT 06484-0883	9.72%

	UNION SECURITY INSURANCE COMPANY ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	8.95%

Fund	Address	Percentage of Fund
VT Money Market

	AMERICAN SKANDIA LIFE SAB PO BOX 883 SHELTON CT 06484-0883	52.05	%(b)

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION IDS TOWER 10 T11/125 MINNEAPOLIS MN 5540	21.78%

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN: DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	12.75%

	LINCOLN NATIONAL LIFE INS CO 1300 S CLINTON ST MAIL STOP 6H-02 FORT WAYNE IN 46802-3506	6.73%
VT Opportunity

	NATIONWIDE LIFE INSURANCE CO VARIABLE ACCOUNT II C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	37.17	%(c)

	NATIONWIDE INSURANCE COMPANY FBO NWVA-9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	19.78%

	IDS LIFE INSURANCE CO 222 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	10.94%
VT Small Cap Growth

	IDS LIFE INSURANCE CORP 229 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	79.81	%(a)

	IDS LIFE INSURANCE COMPANY OF NY 229 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	6.46%

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN: DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	5.30%

Fund	Address	Percentage of Fund
VT Small/Mid Cap Value

	GREAT WEST LIFE & ANNUITY INSURANCE COMPANY UNIT VALUATIONS 2T2 8515 E ORCHARD RD ENGLEWOOD CO 80111-5002	31.37	%(g)

	METLIFE INSURANCE COMPANY OF CT FOR VARIABLE ANNUITIES ATTN: SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	23.57%

	METLIFE INSURANCE COMPANY OF CT FOR VARIABLE ANNUITIES ATTN: SHAREHOLDER ACCOUNTING UNIT PO BOX 990027 HARTFORD CT 06199-0027	10.79%

	OHIO NATIONAL LIFE INSURANCE CO FOR THE BENEFIT OF ITS SEPARATE ACCOUNTS ATTN: DAWN CAINE 1 FINANCIAL WAY CINCINNATI OH 45242-5851	9.10%

	HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT ATTN: MARK STROGOFF PO BOX 2999 HARTFORD CT 06104-2999	8.70%

	PEOPLES BENEFIT LIFE INSURANCE CO SEPARATE ACCOUNT V 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	7.57%

	PEOPLES BENEFIT LIFE INSURANCE CO FMO OPERATIONAL ACCOUNTING 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	7.36%
VT Total Return Bond

	AMERICAN ENTERPRISE LIFE INSURANCE CORPORATION IDS TOWER 10 T11/125 MINNEAPOLIS MN 5540	58.25	%(f)

	HARTFORD LIFE & ANNUITY INSURANCE SEPARATE ACCOUNT ATTN: DAVE TEN BROECK PO BOX 2999 HARTFORD CT 06104-2999	21.78%

	AMERICAN SKANDIA LIFE SAB PO BOX 883 SHELTON CT 06484-0883	10.09%

	UNION SECURITY INSURANCE COMPANY ATTN: UNIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	7.35%

(a)	IDS Life Insurance Corporation is a subsidiary of Ameriprise Financial, Inc., a Delaware corporation.

(b)	American Skandia Life SAB is a subsidiary of Prudential Financial, Inc., a New Jersey corporation.

(c)	Nationwide Life Insurance Company is a subsidiary of Nationwide Financial Services, Inc., a Delaware corporation.

(d)	Union Security Insurance Company is an Iowa corporation.

(e)	Hartford Life & Annuity Insurance is a subsidiary of the Hartford Financial Services, Group, Inc., a Delaware corporation.

(f)	American Enterprise Life is a subsidiary of Ameriprise Financial, Inc., a Delaware corporation.

(g)	Great Western Life & Annuity is a subsidiary of GWL&A Financial, Inc. a Delaware corporation, which is, in turn, a subsidiary of Great-West Lifeco Inc., a Canadian company.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

OTHER INFORMATION

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 “F” Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

The audited financial statements for the Funds for the fiscal year ended December 31, 2006, are hereby incorporated by reference to the Funds’ Annual Report.

APPENDIX

The ratings of Standard & Poor’s (“S&P”), Moody’s Investors Services (“Moody’s”), Fitch Investor Services (“Fitch”), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

The following is a description of the ratings given by S&P, Fitch, and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

AAA(xxx) - ‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) - ‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A(xxx) - ‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) - ‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

BB(xxx) - ‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) - ‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely week credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a “+” is added to the assigned rating.

F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) - Indicates actual or imminent payment default.

Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.